SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 9, 2003

                            Heritage Bankshares, Inc.
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               (Exact name of registrant as specified in charter)

                                    Virginia
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         (State or other jurisdiction of incorporation or organization)

                0-11255                                 54-1234322
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       (Commission File Number)               (IRS Employer Identification No.)

200 East Plume Street, Norfolk, Virginia                  23510
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(Address of principal executive offices)                (Zip Code)

         Registrant's telephone number including area code 757-523-2600



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Item 5. Other Events

      Heritage Bankshares, Inc. has issued a press release announcing third quarter and year-to-date earnings information. The information was released on October 6, 2003.

      A copy of the press release which is incorporated by reference herein and made a part hereof, is attached to this Current Report on Form 8-K as Exhibit 99.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements.

      Not applicable.

(b) Pro Forma Financial Information.

      Not applicable.

(c) Exhibits.

      Exhibit No.       Description
      -----------       -----------

          99            Press Release of the Company dated October 6, 2003.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            HERITAGE BANKSHARES, INC.

Date:October 6, 2003        By: /s/ Catherine P. Jackson
                                ----------------------------
                            Name: Catherine P. Jackson
                            Title: Chief Financial Officer

EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

          99            Press Release of the Company dated October 6, 2003